UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2005
MOBILE MINI, INC.

(Exact name of registrant as specified in its chapter)

Delaware	1-12804	86-0748362

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7420 South Kyrene Road, Suite 101, Tempe, Arizona	85283

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(480) 894-6311

None

(Former name or former address, if changed since last report)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 5, 2005, Mobile Mini, Inc. issued a press release announcing the development of a new branch in Pensacola, Florida. The Pensacola branch is scheduled to begin operations in November 2005. The press release also announced the acquisition of the portable storage container and portable office assets of A-One Storage, LLC. The newly acquired fleet, which serves the greater Columbus, Ohio metropolitan area from Lancaster, Ohio, is being consolidated into Mobile Mini’s existing Columbus branch. A copy of the press release is attached as Exhibit 99.1 to this report and is herein incorporated by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibits:
99.1	Registrant’s press release, dated October 5, 2005.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE MINI, INC.

Dated: October 5, 2005	Lawrence Trachtenberg

Name: Lawrence Trachtenberg Title: Executive Vice President and Chief Financial Officer

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